EXHIBIT 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of SAVVIS, Inc. (the Company), hereby certifies that, to his knowledge on the date hereof:

(a)	the quarterly report on Form 10-Q for the quarterly period ended June 30, 2007, filed on the date hereof with the Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2007	By:	/s/ Jeffrey H. Von Deylen
Jeffrey H. Von Deylen
Chief Financial Officer

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